UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2010

AMERICAN BILTRITE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4773	04-1701350
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

57 River Street, Wellesley Hills, Massachusetts 02481-2097
(Address of principal executive offices, including zip code)

(781) 237-6655
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 12, 2010, the Annual Meeting of the Stockholders of American Biltrite Inc. was held in New York,  New York. The following directors were re-elected to the Board of Directors for a term of three years expiring at the Annual Stockholders meeting in 2013:

Nominees	Votes For	Votes Withheld
John C. Garrels III	2,879,168	1,986
Roger S. Marcus	2,580,390	300,764
James S. Marcus	2,879,578	1,576

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2010	AMERICAN BILTRITE INC.

	By:	/s/ Howard N. Feist III
Name: Howard N. Feist III
Title: Chief Financial Officer